UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective on May 25, 2012, Kinder Morgan, Inc. (“KMI”) completed the acquisition of El Paso Corporation, a Delaware corporation (f/k/a Sirius Holdings Merger Corporation) (“New El Paso”), pursuant to the Agreement and Plan of Merger dated October 16, 2011 (the “Merger Agreement”), by and among KMI, Sherpa Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of KMI, Sherpa Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of KMI, New El Paso and El Paso LLC, a Delaware limited liability company and wholly owned subsidiary of New El Paso (f/k/a El Paso Corporation and successor in interest to Sirius Merger Corporation).

Pursuant to the Merger Agreement, Sherpa Merger Sub, Inc. was merged with and into New El Paso, with New El Paso surviving the merger as a wholly owned subsidiary of KMI (the “Merger”). Immediately following the Merger, New El Paso was merged with and into Sherpa Acquisition, LLC, with Sherpa Acquisition, LLC surviving the merger and being renamed El Paso Holdco LLC. Upon completion of these transactions, El Paso LLC became a direct, wholly owned subsidiary of El Paso Holdco LLC, which is a direct, wholly owned subsidiary of KMI.

Under the Merger Agreement, at the effective time of the Merger, each share of New El Paso common stock issued and outstanding immediately prior to the effective time of the Merger (other than shares of New El Paso common stock held directly or indirectly by KMI or New El Paso or any of their subsidiaries or dissenting shares in accordance with Delaware law) was converted into the right to receive, at the election of the holder but subject to proration, one of the following (the “Merger Consideration”): (i) 0.9635 of a share of Kinder Morgan Class P common stock and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock (the “Stock Consideration”); (ii) $25.91 in cash without interest and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock (the “Cash Consideration”); or (iii) 0.4187 of a share of Kinder Morgan Class P common stock, $14.65 in cash without interest and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock (the “Mixed Consideration”). Outstanding New El Paso equity awards were converted into the right to receive, at the equity award holder’s election but subject to proration, either the Cash Election or the Mixed Election.

The final results of the Merger Consideration election (taking into account New El Paso stockholders and equity award holders) are as follows:

•	Holders of approximately 76.4% of outstanding New El Paso shares, or 601,973,265 New El Paso shares, elected to receive the Stock Consideration;

•	Holders of approximately 0.8% of outstanding New El Paso shares, or 6,238,673 New El Paso shares, elected to receive the Cash Consideration;

•	Holders of approximately 7.9% of outstanding New El Paso shares, or 62,671,613 New El Paso shares, elected to receive the Mixed Consideration; and

•	Holders of approximately 14.9% of outstanding New El Paso shares, or 117,552,254 New El Paso shares, made no election. These holders will receive the Mixed Consideration.

Because it was oversubscribed, the Stock Consideration underwent a proration adjustment, and holders of New El Paso shares electing the Stock Consideration will receive, on a rounded basis, 0.4231 of a share of Kinder Morgan Class P common stock, $14.53 in cash without interest and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock for each share of New El Paso common stock.

In connection with the Merger, KMI will issue approximately 330.2 million shares of Kinder Morgan Class P common stock and approximately 504.6 million warrants and will pay approximately $11,550.6 million in cash to former New El Paso stockholders and New El Paso equity award holders. The warrants are being issued pursuant to a Warrant Agreement, dated as of May 25, 2012 (the “Warrant Agreement”), among KMI, Computershare Trust Company, N.A. and Computershare Inc., as Warrant Agent.

The foregoing description of the Merger, the Merger Agreement and the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, a copy of which is attached as Exhibit 2.1 to KMI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2011, and (ii) the Warrant Agreement, a copy of which is attached to this report as Exhibit 4.1, both of which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 25, 2012, the board of directors of KMI elected Anthony W. Hall, Jr. and Robert F. Vagt, both of whom are former members of the board of directors of New El Paso, to KMI’s board, effective as of the effective time of the Merger. Following the elections of Messrs. Hall and Vagt, KMI has fifteen members on its board of directors. Mr. Vagt has been appointed to the audit committee of KMI’s board. Mr. Hall has been appointed to the nominating and governance committee of KMI’s board. Mr. Hall and Mr. Vagt were selected as directors pursuant to the terms of the Merger Agreement which provides that KMI will take all action necessary, including increasing the size of the its board and amending its shareholders agreement to effect such increase, to elect two individuals designated by New El Paso to the KMI board of directors. Each of Mr. Hall and Mr. Vagt will receive compensation for his service on the board in accordance with KMI’s standard compensatory arrangement for non-employee directors. A description of the compensatory arrangement for non-employee directors is set forth in KMI’s Annual Report on Form 10-K for the year ended December 31, 2011.

Mr. Hall served as a director of El Paso Corporation since 2001. Mr. Hall has been engaged in the private practice of law since February 2010. He previously served as Chief Administrative Officer of the City of Houston from January 2004 to February 2010. Mr. Hall served as the City Attorney for the City of Houston from March 1998 to January 2004. Prior to March 1998, Mr. Hall was a partner in the Houston law firm of Jackson Walker, LLP. Mr. Hall is Chairman of the Houston Endowment Inc. and Chairman of the Boulé Foundation.

Mr. Vagt served as a director of El Paso Corporation since 2005. Mr. Vagt has served as President of The Heinz Endowments since January 2008. Prior to that time, he served as President of Davidson College from July 1997 to August 2007. Mr. Vagt served as President and Chief Operating Officer of Seagull Energy Corporation from 1996 to 1997. From 1992 to 1996, he served as President, Chairman and Chief Executive Officer of Global Natural Resources. Mr.

Vagt served as President and Chief Operating Officer of Adobe Resources Corporation from 1989 to 1992. Prior to 1989, he served in various positions with Adobe Resources Corporation and its predecessor entities. Mr. Vagt serves as the non-executive chairman of Solergy Power Ltd, a private, London-based entity.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, KMI’s Bylaws were amended and restated as of the effective time of the Merger to (i) increase the size of KMI’s board of directors from thirteen to fifteen directors, (ii) amend the definition of Supermajority Board Vote to refer to ten directors instead of eight, and (iii) except from the requirement that specified matters be brought before the KMI board and approved by a Supermajority Board Vote, El Paso Pipeline Partners, L.P., a master limited partnership formed in Delaware (“EPB”), and its general partner, El Paso Pipeline GP Company, L.L.C., a Delaware limited liability company which was acquired by KMI in the Merger (“EPGP”). KMI’s original Bylaws provided this exception for Kinder Morgan Energy Partners, L.P., a master limited partnership formed in Delaware (“KMP”), its general partner, Kinder Morgan G.P., Inc., a Delaware corporation (the “General Partner”), Kinder Morgan Management, LLC, a Delaware limited liability company and the delegate of the General Partner (“KMR”), KMP’s operating subsidiaries and any of their respective Subsidiaries (as defined in the amended and restated Bylaws). Therefore, this amendment is intended to ensure similar treatment of EPB and EPGP.

The above summary of the revisions to KMI’s Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

Amendment to Shareholders Agreement

In connection with the Merger, KMI and certain holders of its common stock amended KMI’s Shareholders Agreement, effective as of the effective time of the Merger, to (i) increase the size of KMI’s board of directors from thirteen to fifteen directors, (ii) except EPGP from the requirement that directors nominated by the Investor Shareholders (as defined in the Shareholders Agreement) be permitted to be appointed, upon request, to the boards of Subsidiaries (as defined in the Shareholders Agreement) of KMI, (iii) permit such nominees of the Investor Shareholders to attend meetings of the board of EPGP and (iv) except EPB and EPGP in the same manner as KMP and KMGP from the prohibition on taking action that would impose any filing obligation, restriction or regulatory burden on any Eligible Investor Shareholder or its Affiliates (both as defined in the Shareholders Agreement) without approval by such shareholder.

The above summary of the revisions to KMI’s Shareholders Agreement is qualified in its entirety by reference to Amendment No. 1 to Shareholders Agreement, a copy of which is attached to this report as Exhibit 4.3 and incorporated herein by reference.

Press Release

On May 24 2012, KMI issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of El Paso Corporation, predecessor to New El Paso, required by Item 9.01(a) of Form 8-K are incorporated herein by reference to El Paso Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, and the unaudited financial statements of El Paso Corporation required by Item 9.01(a) of Form 8-K are incorporated herein by reference to El Paso Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements and notes related thereto, relating to the completion of the Merger, as of and for the three months ended March 31, 2012 and for the year ended December 31, 2011 will be filed as part of an amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 16, 2011, by and among El Paso Corporation, Sirius Holdings Merger Corporation, Sirius Merger Corporation, Kinder Morgan, Inc., Sherpa Merger Sub, Inc. and Sherpa Acquisition, LLC (filed as Exhibit 2.1 to Kinder Morgan, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2011 and incorporated herein by reference).

3.1	Amended and Restated Bylaws of Kinder Morgan, Inc.

4.1	Warrant Agreement, dated as of May 25, 2012, among Kinder Morgan, Inc., Computershare Trust Company, N.A. and Computershare Inc., as Warrant Agent.

4.2	Form of Warrant Certificate (included as Exhibit A to the Warrant Agreement filed as Exhibit 4.1).

4.3	Amendment No. 1 to Shareholders Agreement among Kinder Morgan, Inc. and certain holders of common stock.

23.1	Consent of Ernst & Young LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Press release dated May 24, 2012.

99.2	Audited financial statements of El Paso Corporation, predecessor to New El Paso, incorporated herein by reference to El Paso Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011.

99.3	Unaudited financial statements of El Paso Corporation incorporated herein by reference to El Paso Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 30, 2012	By:	/s/ Kimberly A. Dang
Kimberly A. Dang
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 16, 2011, by and among El Paso Corporation, Sirius Holdings Merger Corporation, Sirius Merger Corporation, Kinder Morgan, Inc., Sherpa Merger Sub, Inc. and Sherpa Acquisition, LLC (filed as Exhibit 2.1 to Kinder Morgan, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2011 and incorporated herein by reference).

3.1	Amended and Restated Bylaws of Kinder Morgan, Inc.

4.1	Warrant Agreement, dated as of May 25, 2012, among Kinder Morgan, Inc., Computershare Trust Company, N.A. and Computershare Inc., as Warrant Agent.

4.2	Form of Warrant Certificate (included as Exhibit A to the Warrant Agreement filed as Exhibit 4.1).

4.3	Amendment No. 1 to Shareholders Agreement among Kinder Morgan, Inc. and certain holders of common stock.

23.1	Consent of Ernst & Young LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Press release dated May 24, 2012.

99.2	Audited financial statements of El Paso Corporation, predecessor to New El Paso, incorporated herein by reference to El Paso Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011.

99.3	Unaudited financial statements of El Paso Corporation incorporated herein by reference to El Paso Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.